CERTIFICATION OF CHIEF EXECUTIVE OFFICER PRINCIPAL ACCOUNTING OFFICER

EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of 4309, Inc. (the Company ) for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the Report ), I, Paul Poetter , Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, subject to the disclosure of deficiencies in the Company ’ s disclosure controls and procedures set forth in Item 9A of the Report:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 22, 2009

/s/ Paul Poetter
Paul Poetter
President/Director Chief Executive Officer and Chief Financial Officer